SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                               (Second Amendment)

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                December 18, 2001

                                AKI HOLDING CORP.
             (Exact name of registrant as specified in its charter)

                        Commission File Number: 333-60991

         Delaware                                              74-2883163
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                            Identification No.)


                                    AKI, INC.
             (Exact name of registrant as specified in its charter)

                       Commission File Number: 333-60989

         Delaware                                              13-3785856
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                            Identification No.)


         1815 East Main Street
         Chattanooga, TN                                       37404
(Address of principal executive offices)                    (Zip Code)


                                 (423) 624-3301
              (Registrant's telephone number, including area code)


                -------------------------------------------------
          (Former name or former address, if changed since last report)

The Registrants hereby amends Item 7 of their Current Report on Form 8-K dated December 26, 2001 to read in its entirety as follows:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         Audited financial statements of Color Prelude for the year ended
            December 31, 2000.
         Unaudited financial statements of Color Prelude for the nine months ended September 30, 2001.
         Unaudited statements of operations and cash flows of Color Prelude for the nine months ended September 30, 2000.

(b)      Pro Forma Financial Information.

         AKI Holding Corp.

              Unaudited pro forma condensed consolidated balance sheet as of
                 September 30, 2001.
              Unaudited pro forma condensed consolidated statement of operations for the three months ended September 30, 2001.
              Unaudited pro forma condensed consolidated statement of operations for the year ended June 30, 2001.

         AKI, Inc.

              Unaudited pro forma condensed consolidated balance sheet as of
                 September 30, 2001.
              Unaudited pro forma condensed consolidated statement of operations for the three months ended September 30, 2001.
              Unaudited pro forma condensed consolidated statement of operations for the year ended June 30, 2001.

 (c)     Exhibits

2.1      Asset Purchase Agreement dated as of December 18, 2001 by and among
            Heritage Marketing Corporation, Color Prelude, Inc. and IST, Corp. (filed with the Registrants' Form 8-K dated December 26, 2001).
10.1     Amended and Restated Credit Agreement dated as of December 18, 2001 by and among AKI, Inc. and Heller Financial, Inc. and Other Financial Institutions Party hereto (filed with the Registrants' Form 8-K dated December 26, 2001).
23.1     Consent of Independent Accountants.
23.2     Consent of Independent Accountants.
99.1     Press release issued on December 20, 2001 by AKI, Inc. (filed with the
            Registrants' Form 8-K dated December 26, 2001).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          AKI HOLDING CORP.

Date:  March 5, 2002                      By: /s/ Kenneth A. Budde
                                              ------------------------------
                                              Kenneth A. Budde
                                              Senior Vice President &
                                                Chief Financial Officer
                                                (Principal Financial and
                                                 Accounting Officer)



                                          AKI, INC.

Date:  March 5, 2002                      By: /s/ Kenneth A. Budde
                                              ------------------------------
                                              Kenneth A. Budde
                                              Senior Vice President &
                                                Chief Financial Officer
                                                (Principal Financial and
                                                 Accounting Officer)

                                  EXHIBIT INDEX



Exhibit                   Description
-------                   -----------


2.1 Asset Purchase Agreement dated as of December 18, 2001 by and among Heritage Marketing Corporation, Color Prelude, Inc. and IST, Corp. (filed with the Registrants' Form 8-K dated December 26, 2001).
10.1 Amended and Restated Credit Agreement dated as of December 18, 2001 by and among AKI, Inc. and Heller Financial, Inc. and Other Financial Institutions Party hereto (filed with the Registrants' Form 8-K dated December 26, 2001).
23.1     Consent of Independent Accountants.
23.2     Consent of Independent Accountants.
99.1 Press release issued on December 20, 2001 by AKI, Inc. (filed with the Registrants' Form 8-K dated December 26, 2001).